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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 6, 2006

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

         MICHIGAN                         0-452                  38-1093240
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

       100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                            49286
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 6, 2006, we entered into a $275 million First Lien Credit Agreement and a $100 million Second Lien Credit Agreement with two groups of lenders and Citicorp USA, Inc,. as administrative agent and collateral agent for both groups. The lenders' names are shown in the copies of the agreements filed as exhibits to this report and are incorporated by reference into this item.

     The First Lien Credit Agreement provides us with a $275 million revolving credit facility expiring on February 6, 2011, with availability calculated under a formula based on our receivables, inventory, equipment, and real property. Borrowings under this agreement bear interest at LIBOR plus a margin based on borrowing availability.

     Under the Second Lien Credit Agreement, we obtained $100 million in term loans repayable in principal installments of $1 million per year until February 6, 2013, when the remaining balance will be payable. The term loans bear interest at LIBOR plus 7.5%.

     The loans under both agreements are secured by liens on substantially all of our assets. Both agreements contain financial covenants, including covenants on minimum EBITDA, minimum fixed charge coverage ratio, and maximum capital expenditures, and both limit our ability to pay dividends as described in Item
3.03 of this report.

     The agreements also contain other covenants, warranties, mandatory and optional prepayment provisions, and other related provisions. For more detailed information about the agreements' terms, please see the copies filed as exhibits to this report.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On February 6, 2006, we used proceeds from the term loans and our initial borrowing under the credit facility described above to repay in full the notes issued under the Note Purchase Agreement dated March 5, 2003 among the purchasers named in that agreement and Tecumseh Products Company, and the note purchase agreement and the related Guaranty Agreement dated as of March 5, 2003 given by some of our subsidiaries in favor of the note purchasers were terminated.

     At the same time, we terminated the Credit Agreement dated as of December 21, 2004 among Tecumseh Products Company, the lenders named in that agreement, and JPMorgan Chase Bank, N.A., as agent. There was no indebtedness outstanding under the credit agreement.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Our press release dated February 9, 2006 regarding our 2006 consolidated results is attached as Exhibit 99.1.

     We hosted our fourth quarter and full year 2005 earnings conference call and webcast on Thursday, February 9, 2006 at 11:00 a.m. Eastern Time. Via the webcast, we presented our Fourth Quarter and Full Year 2005 Investor Presentation, which contains a summary of our financial results for the quarter and year ended. We are furnishing a copy of the Fourth Quarter and Full Year 2005 Investor Presentation as Exhibit 99.2 to this report. The Investor Presentation will be posted on our website, www.tecumseh.com, through at least February 23, 2006. Exhibit 99.2 is incorporated by reference under this Item 2.02.

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     The information in this Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing. The inclusion of any information in this Item 2.02 is not an admission as to the materiality of the information.

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

     Both of the new credit agreements we entered into on February 6, 2006 prohibit us from paying dividends on our common stock before December 31, 2006 and only permit us to pay dividends after that date if we have at least $100 million of availability under the revolving credit facility, we are in compliance with the fixed charge coverage and EBITDA covenants on a pro forma basis, and there is no default under either agreement. For more detailed information about these restrictions, please see the copies of the agreements filed as exhibits to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed or furnished with this report:

Exhibit No.   Description
-----------   -----------
   4.1        First Lien Credit Agreement dated as of February 6, 2006 among the registrant, the lenders named therein, and Citicorp USA, Inc., as administrative agent and collateral agent

   4.2 Second Lien Credit Agreement dated as of February 6, 2006 among the registrant, the lenders named therein, and Citicorp USA, Inc., as administrative agent and collateral agent

  99.1        Press Release dated February 9, 2006

  99.2        Fourth Quarter and Full Year 2005 Investor Presentation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: February 9, 2006                  By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer


                                       -2-

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
    4.1       First Lien Credit Agreement dated as of February 6, 2006 among the registrant, the lenders named therein, and Citicorp USA, Inc., as administrative agent and collateral agent

    4.2 Second Lien Credit Agreement dated as of February 6, 2006 among the registrant, the lenders named therein, and Citicorp USA, Inc., as administrative agent and collateral agent

   99.1       Press Release dated February 9, 2006

   99.2       Fourth Quarter and Full Year 2005 Investor Presentation


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